                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-78752, 33-90162, 333-03426 and 333-34117) of
Odwalla, Inc. of our report dated October 26, 1999, appearing on page 35 of this Form 10-K.


PricewaterhouseCoopers LLP

San Francisco, California
November 24, 1999